Subsequent Events	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Subsequent Event [Line Items]
Subsequent Events	Subsequent Events
Following the completion of the Company’s spin-off of Angi Inc. ("Angi") to its shareholders on March 31, 2025, on January 2, 2026, the net assets available for benefits of $237.1 million of Angi Plan participants were transferred out of the Plan and into a separate plan established and maintained by Angi.
On March 16, 2026, the Company completed the sale of its wholly-owned subsidiary, Care.com. Plan participants who are employees of Care.com are expected to continue to participate in the Plan through July 31, 2026. Effective August 1, 2026, Care.com is expected to establish a separate plan that will be maintained by Care.com and the net assets available for benefits for Plan participants who are employees of Care.com will be transferred into such plan. As of May 31, 2026, the estimated net assets available for benefits for the employees of Care.com were $145.7 million.